INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES   Two World Trade Center,
                                                       New York, New York 10048

LETTER TO THE SHAREHOLDERS April 30, 1998

DEAR SHAREHOLDER:

We are pleased to present the semiannual report on the operations of InterCapital California Quality Municipal Securities (IQC) for the period ended April 30, 1998.

Since last fall domestic economic growth has been tempered by the deflationary impact of the Asian financial crisis. U.S. employment conditions strengthened and the unemployment rate declined to its lowest level since 1970. Inflation remained subdued despite the robust economy. In part this was the result of productivity gains and the lower costs of oil and other imports. Foreign currency turmoil strengthened the value of the U.S. dollar and created demand for U.S. Treasury securities. Municipal bonds followed the trend of Treasuries and yields declined to levels last seen 20 years ago. The bond market rally was also aided by prospects of the first federal budget surplus in more than two decades.

MUNICIPAL MARKET CONDITIONS

Long-term insured index yields ended April 1998 at 5.35 percent after reaching a low of 5.15 percent in December and January. Over the past



                              BOND YIELDS 1994 - 1998

                                                      Insured Municipal
               30-Year            30-Year U.S.          Revenue Yields
          Insured Municipal        Treasury          as a Percentage of U.S.
               Yields               Yields              Treasury Yields

Dec '93         5.4                  6.34                   85.17%
                5.4                  6.24                   86.54%
                5.8                  6.66                   87.09%
                6.4                  7.09                   90.27%
                6.35                 7.32                   86.75%
                6.25                 7.43                   84.12%
Jun '94         6.5                  7.61                   85.41%
                6.25                 7.39                   84.57%
                6.3                  7.45                   84.56%
                6.55                 7.81                   83.87%
                6.75                 7.96                   84.80%
                7                    8                      87.50%
Dec '94         6.75                 7.88                   85.66%
                6.4                  7.7                    83.12%
                6.15                 7.44                   82.66%
                6.15                 7.43                   82.77%
                6.2                  7.34                   84.47%
                5.8                  6.66                   87.09%
Jun '95         6.1                  6.62                   92.15%
                6.1                  6.86                   88.92%
                6                    6.66                   90.08%
                5.95                 6.48                   91.82%
                5.75                 6.33                   90.84%
                5.5                  6.14                   89.56%
Dec '95         5.35                 5.94                   90.07%
                5.4                  6.03                   89.55%
                5.8                  6.46                   86.69%
                5.85                 6.66                   87.84%
                5.95                 6.89                   86.36%
                6.05                 6.99                   86.55%
Jun '96         5.9                  6.89                   85.63%
                5.85                 6.97                   83.93%
                5.9                  7.11                   82.98%
                5.7                  6.93                   82.25%
                5.65                 6.64                   85.09%
                5.5                  6.35                   86.61%
Dec '96         5.6                  6.63                   84.46%
                5.7                  6.79                   83.95%
                5.65                 6.8                    83.08%
                5.9                  7.1                    83.10%
                5.75                 6.94                   82.85%
                5.65                 6.91                   81.77%
Jun '97         5.6                  6.78                   82.60%
                5.3                  6.3                    84.00%
                5.5                  6.61                   83.00%
                5.4                  6.4                    84.40%
                5.35                 6.15                   86.90%
                5.3                  6.05                   87.60%
Dec '97         5.15                 5.92                   86.90%
Jan '98         5.15                 5.8                    88.80%
Feb.'98         5.2                  5.92                   87.80%
Mar '98         5.25                 5.93                   88.50%
Apr '98         5.35                 5.95                   89.90%


INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

12 months the insured index yield has declined from 5.75 percent. The yield on one-year notes was 3.75 percent at the end of April 1998. Thus, the yield pickup for extending maturities from 1 to 30 years was 160 basis points.

The overall decline in interest rates led to an increase in new-issue municipal volume. In contrast, the federal deficit has shrunk and the U.S. Treasury's borrowing needs have declined. Under these conditions, the municipal rally lagged the rally in Treasuries. The ratio of municipal yields to Treasury yields improved from 87 percent in October to almost 90 percent in April. A year ago the ratio was a relatively rich 83 percent. A rising ratio means that municipals have underperformed Treasuries but have become relatively more attractive.

Total municipal volume increased 20 percent in 1997. New-issue supply totaled $220 billion last year, with half the underwritings enhanced with bond insurance. Overall, refundings represented one-quarter of total new issues. California new-issue underwriting represented 13 percent of national volume. For the year-to-date, municipal underwriting is up 60 percent with refunding issues comprising nearly one-third of the total.

PERFORMANCE

During the six-month period ended April 30, 1998, the Trust's net asset value
(NAV) increased from $13.90 to $14.03. Based on this NAV change plus reinvestment of tax-free dividends totaling $0.36 per share, the Trust's total NAV return was 3.70 percent. IQC's price on the New York Stock Exchange increased from $12.6875 to $12.9375 per share. Based on this change in market price plus reinvestment of dividends, the Trust's total market return was 4.77 percent. On April 30, 1998, IQC was trading at a 7.79 percent discount to NAV. This means the market price of the common stock was lower than the NAV.

Monthly dividends for the second quarter of 1998 were declared in March and remained unchanged at $0.06 per share. The level of undistributed net investment income increased from $0.124 to $0.131 per share over the past six months.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the six-month period ended April 30, 1998, IQC purchased and retired 56,900 shares of common stock at a

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

LARGEST SECTORS as of April 30, 1998
(% of Net Assets)
WATER & SEWER           29%
PUBLIC FACILITIES       14%
EDUCATION               13%
ALL OTHERS              13%
TAX ALLOCATIONS          9%
ELECTRIC                 8%
HOSPITAL                 7%
TRANSPORTATION           7%

Portfolio structure is subject to change.

CREDIT RATINGS as of April 30, 1998
(% of Total Long - Term Portfolio
Aaa or AAA              43%
Aa  or AA               37%
A   or A                17%
Baa or BBC               3%

As measured by Moody's Investors Services, Inc. or Standard & Poor's Corp.

Portfolio structure is subject to change.

CALL STRUCTURE AS OF APRIL 30, 1998
(% of Total Long - Term Portfolio)                         WEIGHTED ADVANTAGE
Percent Callable                                         CALL PROTECTION: 6 YEARS

Years Bonds Callable

1999                    0%
2000                    0%
2001                    0%
2002                    5%
2003                   69%
2004                   19%
2005                    0%
2006                    1%
2007                    3%
2008                    2%
2009+                   1%


Portfolio structure is subject to change.

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES weighted average market discount of 7.51 percent. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding Auction Rate Preferred Shares (ARPS), including their purchase in the open market or in privately negotiated transactions.

PORTFOLIO STRUCTURE

The Trust remained fully invested in long-term municipal bonds during the period. Investments were diversified among 11 long-term sectors and 38 credits. IQC's weighted average maturity and call protection were 22 and 6 years, respectively. Throughout the fiscal period, high credit quality was maintained, with 80 percent of IQC's long-term holdings rated double or triple "A."

THE IMPACT OF LEVERAGING

As discussed in previous reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first is the amount of ARPS outstanding, the second the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates.

During the six-month period, ARPS leverage contributed approximately $0.03 per share to common share earnings. Weekly ARPS yields ranged between 2.35 and 4.38 percent. IQC's three ARPS series totaled $55 million and represented 26 percent of net assets.

LOOKING AHEAD

The economic fundamentals are in place for another year of solid, albeit less spectacular, domestic growth in 1998. Events in Asia have strengthened the U.S. dollar and contributed to lower interest rates. The Asian financial crisis seems likely to moderate U.S. economic growth and inflationary pressures. While this outlook is favorable for municipal bonds it is possible that the Federal Reserve Board may begin to tighten monetary policy if capacity and labor constraints cause cost pressures to mount.

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

We appreciate your ongoing support of InterCapital California Quality Municipal Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO
Chairman of the Board

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

PORTFOLIO OF INVESTMENTS April 30, 1998 (unaudited)

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (97.8%)
            General Obligation (0.7%)
$  1,375    California, Various Purpose Dtd 04/01/93....................  5.90%    04/01/23    $ 1,435,142
--------                                                                                       -----------

            Educational Facilities Revenue (12.5%)
            California Educational Facilities Authority,
   6,000     Carnegie Institute of Washington 1993 Ser A................  5.60     10/01/23      6,108,960
   1,500     Culinary Institute of America Ser 1993 (Connie Lee)........  5.30     10/01/23      1,475,250
   2,500     Pepperdine University 1993 Ser A (MBIA)....................  5.50     06/01/19      2,527,625
   8,000    California Public Works Board, University of California Ser
             1993 B.....................................................  5.50     06/01/14      8,149,840
            University of California,
   5,000     UCLA Central Chiller/Cogeneration Refg Ser 1993 COPs.......  5.50     11/01/14      5,064,300
   3,000     UCLA Central Chiller/Cogeneration Refg Ser 1993 COPs.......  5.60     11/01/20      3,047,700
--------                                                                                       -----------
  26,000                                                                                        26,373,675
--------                                                                                       -----------

            Electric Revenue (8.3%)
   5,000    Los Angeles Department of Water & Power, Issue of 1993
             (Secondary AMBAC)..........................................  5.375    09/01/23      5,001,100
   8,000    Northern California Transmission Agency, California - Oregon
             Transmission
             Refg Ser 1993 A (MBIA).....................................  5.25     05/01/20      7,897,280
   5,000    Southern California Public Power Authority, Mead - Phoenix
             1994 Ser A (AMBAC).........................................  4.875    07/01/20      4,693,450
--------                                                                                       -----------
  18,000                                                                                        17,591,830
--------                                                                                       -----------

            Hospital Revenue (6.7%)
   4,000    Anaheim, Anaheim Memorial Hospital Association COPs
             (AMBAC)....................................................  5.00     05/15/13      3,937,640
            California Health Facilities Financing Authority,
   3,000     Cedars Sinai Medical Center Ser 1997 A (MBIA)..............  5.25     08/01/27      2,925,330
   5,000     Kaiser Permanente Ser 1985.................................  5.55     08/15/25      5,006,900
   2,000    California Statewide Communities Development Authority,
             Children's Hospital of Los Angeles Ser 1993 COPs (MBIA)....  6.00     06/01/13      2,205,520
--------                                                                                       -----------
  14,000                                                                                        14,075,390
--------                                                                                       -----------

            Industrial Development/Pollution Control Revenue (3.9%)
   8,000    California Pollution Control Financing Authority, Pacific
--------     Gas & Electric Co 1993 Ser B (AMT).........................  5.85     12/01/23      8,201,200
                                                                                               -----------

            Mortgage Revenue - Single Family (4.1%)
   8,305    California Housing Finance Agency, Home 1993 Ser B..........  5.65     08/01/14      8,534,882
--------                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

PORTFOLIO OF INVESTMENTS April 30, 1998 (unaudited) continued

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            Public Facilities Revenue (14.1%)
$  7,000    California Public Works Board, Corrections 1993 Ser D.......  5.375%   06/01/12    $ 7,059,080
   5,000    California Statewide Communities Development Authority, The
             J Paul Getty Trust COPs....................................  5.00     10/01/23      4,771,500
   4,000    Irvine Unified School District - Community Facilities
             District #86-1, Special Tax Ser 1998 (AMBAC)...............  5.00     11/01/19      3,857,040
   6,000    Los Angeles Convention & Exhibition Center Authority, 1993
             Refg Ser A (MBIA)..........................................  5.125    08/15/13      5,990,100
   5,000    Los Angeles County Public Works Financing Authority, Proj
             #IV (MBIA).................................................  5.25     12/01/16      5,005,950
   3,000    Redding Joint Powers Financing Authority, 1993 Ser A........  5.50     01/01/13      3,022,140
--------                                                                                       -----------
  30,000                                                                                        29,705,810
--------                                                                                       -----------

            Tax Allocation Revenue (9.4%)
   6,870    Garden Grove Community Development Agency, Refg Issue of
             1993.......................................................  5.875    10/01/23      6,999,706
   7,000    Rosemead Redevelopment Agency, Proj #1 Ser 1993 A...........  5.60     10/01/33      7,020,720
   6,000    San Jose Redevelopment Agency, Merged Area Ser 1993
             (MBIA).....................................................  5.00     08/01/20      5,758,380
--------                                                                                       -----------
  19,870                                                                                        19,778,806
--------                                                                                       -----------

            Transportation Facilities Revenue (7.4%)
   5,000    Long Beach, Harbor Ser 1993 (AMT)...........................  5.00     05/15/10      5,003,150
   7,000    Los Angeles County Metropolitan Transportation Authority,
             Sales Tax Refg Ser 1993-A (MBIA)...........................  5.625    07/01/18      7,175,630
   2,000    Los Angeles, Harbor Issue of 1996 Ser B (AMT) (MBIA)........  5.375    11/01/19      1,976,140
   1,500    San Francisco Bay Area Rapid Transit District, Sales Tax Ser
             1998 (AMBAC)...............................................  4.75     07/01/23      1,378,155
--------                                                                                       -----------
  15,500                                                                                        15,533,075
--------                                                                                       -----------

            Water & Sewer Revenue (29.4%)
   8,000    California Department of Water Resources, Central Valley
            Ser L ......................................................  5.50     12/01/23      8,065,440
   7,000    Eastern Municipal Water District, Ser 1993 A COPs (FGIC)....  5.25     07/01/23      6,865,320
   7,000    Los Angeles, Wastewater Refg Ser 1993-D (FGIC)..............  5.20     11/01/21      6,842,150
   8,000    Los Angeles County Sanitation Districts Financing Authority,
             1993 Ser A.................................................  5.25     10/01/19      7,888,320
   3,000    Marin County Municipal Water District, Ser 1993.............  5.65     07/01/23      3,056,340
            Metropolitan Water District of Southern California,
   5,000     Issue of 1992..............................................  5.50     07/01/13      5,114,950
   3,000     Waterworks Ser C...........................................  5.25     07/01/15      3,014,370
   7,000    Mouton-Niguel Water District, 1993 COPs (AMBAC).............  5.30     09/01/23      6,903,400
   2,500    Rancho Water District Financing Authority, Refg Ser 1994
             (AMBAC)....................................................  5.00     08/15/14      2,453,400
   4,000    Sacramento County Sanitation Districts Financing Authority,
             Ser 1993...................................................  5.00     12/01/16      3,891,280
   8,000    San Diego Public Facilities Authority, Sewer Ser 1993 A.....  5.25     05/15/20      7,795,920
--------                                                                                       -----------
  62,500                                                                                        61,890,890
--------                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

PORTFOLIO OF INVESTMENTS April 30, 1998 (unaudited) continued

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            Refunded (1.3%)
$  2,625    California, Various Purpose Dtd 04/01/93....................  5.90%    04/01/03+  $  2,847,049
--------                                                                                       -----------

 206,175    TOTAL CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (Identified Cost
--------    $202,780,778)...................................................................   205,967,749
                                                                                               -----------

            CALIFORNIA TAX-EXEMPT SHORT-TERM MUNICIPAL OBLIGATION (0.7%)
   1,500    Newport Beach, Hoag Memorial Hospital/Presbyterian Ser 1992
--------     (Demand 05/01/98)(Identified Cost $1,500,000)..............  4.20*     10/01/22     1,500,000
                                                                                               -----------
$207,675    TOTAL INVESTMENTS (Identified Cost $204,280,778) (a)...................    98.5%   207,467,749
========
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES...........................   1.5      3,180,384
                                                                                      -----    -----------

            NET ASSETS..............................................................  100.0%  $210,648,133
                                                                                      -----    ===========
                                                                                      -----

---------------------

AMT         Alternative Minimum Tax.
COPs        Certificates of Participation.
 +          Prerefunded to call date shown.
 *          Current coupon of variable rate demand obligation.
(a)         The aggregate cost for federal income tax purposes
            approximates identified cost. The aggregate gross unrealized appreciation is $3,733,212 and the aggregate gross
            unrealized depreciation is $546,241, resulting in net
            unrealized appreciation of $3,186,971.

Bond Insurance:
---------------
  AMBAC     AMBAC Indemnity Corporation.
Connie Lee  Connie Lee Insurance Company.
  FGIC      Financial Guaranty Insurance Company.
  MBIA      Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1998 (unaudited)

ASSETS:
Investments in securities, at value
 (identified cost $204,280,778).......... $207,467,749
Cash.....................................       62,049
Interest receivable......................    3,345,770
Deferred organizational expenses.........        3,239
Prepaid expenses and other assets........       48,525
                                           -----------
    TOTAL ASSETS.........................  210,927,332
                                           -----------
LIABILITIES:
Payable for:
    Dividends to preferred
     shareholders........................       90,000
    Investment management fee............       69,532
    Common shares of beneficial interest
     repurchased.........................       25,810
Accrued expenses and other payables......       93,857
                                           -----------
    TOTAL LIABILITIES....................      279,199
                                           -----------
    NET ASSETS........................... $210,648,133
                                           ===========
COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest
 (1,000,000 shares authorized of
 non-participating $.01 par value, 1,100
 shares outstanding)..................... $ 55,000,000
                                           -----------
Common shares of beneficial interest
 (unlimited shares authorized of $.01 par
 value, 11,094,213 shares outstanding)...  158,697,450
Net unrealized appreciation..............    3,186,971
Accumulated undistributed net investment
 income..................................    1,452,082
Accumulated net realized loss............   (7,688,370)
                                           -----------
    NET ASSETS APPLICABLE TO COMMON
     SHAREHOLDERS........................  155,648,133
                                           -----------
    TOTAL NET ASSETS..................... $210,648,133
                                           ===========
NET ASSET VALUE PER COMMON SHARE
 ($155,648,133 divided by 11,094,213
 common shares outstanding)..............       $14.03
                                           ===========
STATEMENT OF OPERATIONS
For the six months ended April 30, 1998
(unaudited)
NET INVESTMENT INCOME:
INTEREST INCOME............................ $5,586,890
                                             ---------
EXPENSES
Investment management fee..................    370,148
Auction commission fees....................     67,577
Professional fees..........................     48,173
Shareholder reports and notices............     22,605
Transfer agent fees and expenses...........     13,132
Auction agent fees.........................     12,811
Registration fees..........................     12,123
Trustees' fees and expenses................      7,681
Custodian fees.............................      4,994
Organizational expenses....................      3,859
Other......................................     11,027
                                             ---------
    TOTAL EXPENSES.........................    574,130
Less: expense offset.......................     (4,947)
                                             ---------
    NET EXPENSES...........................    569,183
                                             ---------
    NET INVESTMENT INCOME..................  5,017,707
                                             ---------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain..........................    359,639
Net change in unrealized appreciation......    975,174
                                             ---------
    NET GAIN...............................  1,334,813
                                             ---------
NET INCREASE............................... $6,352,520
                                             =========

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

STATEMENT OF CHANGES IN NET ASSETS
                                                       FOR THE SIX
                                                       MONTHS ENDED     FOR THE YEAR
                                                        APRIL 30,          ENDED
                                                           1998       OCTOBER 31, 1997
--------------------------------------------------------------------------------------
                                                       (unaudited)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income................................  $  5,017,707      $ 10,199,664
Net realized gain (loss).............................       359,639        (1,187,791)
Net change in unrealized appreciation/depreciation...       975,174         9,463,319
                                                        ------------     ------------

    NET INCREASE.....................................     6,352,520        18,475,192
                                                        ------------     ------------

DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Preferred............................................      (944,578)       (1,889,600)
Common...............................................    (4,005,209)       (7,811,582)
                                                        -----------      ------------

    TOTAL............................................    (4,949,787)       (9,701,182)
                                                        -----------      ------------
Decrease from transactions in common shares of
 beneficial interest.................................      (745,013)       (3,314,760)
                                                        -----------      ------------

    NET INCREASE.....................................       657,720         5,459,250

NET ASSETS:
Beginning of period..................................   209,990,413       204,531,163
                                                        -----------      ------------
    END OF PERIOD
    (Including undistributed net investment income of
    $1,452,082 and $1,384,162, respectively).........  $210,648,133      $209,990,413
                                                        ===========       ===========

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS April 30, 1998 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

InterCapital California Quality Municipal Securities (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from both federal and California income taxes. The Trust was organized as a Massachusetts business trust on March 3, 1993 and commenced operations on September 29, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS April 30, 1998 (unaudited) continued

investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses of the Trust's common shares in the amount of $39,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized by the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 1998 aggregated $5,324,750 and $6,018,560, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent.

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS April 30, 1998 (unaudited) continued

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended April 30, 1998 included in Trustees' fees and expenses in the Statement of Operations amounted to $2,416. At April 30, 1998, the Trust had an accrued pension liability of $28,076 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 through 3 Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                    AMOUNT IN                RESET          RANGE OF
SERIES  SHARES*    THOUSANDS*     RATE*      DATE       DIVIDEND RATES**
------  -------   -------------   -----   -----------   ----------------
  1       260        $13,000      3.40%    05/05/98     2.35% - 4.00%
  2       240         12,000      3.58     05/07/98     2.50  - 4.375
  3       600         30,000      3.65     07/07/98     3.65  - 3.739

---------------------
 * As of April 30, 1998.
** For the six months ended April 30, 1998.

Subsequent to April 30, 1998 and up through June 5, 1998, the Trust paid dividends to each of the Series 1 through 3 at rates ranging from 3.00% to 4.35% in the aggregate amount of $182,104.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS April 30, 1998 (unaudited) continued

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                                        EXCESS OF
                                                                SHARES     PAR VALUE    PAR VALUE
                                                              ----------   ---------   ------------
Balance, October 31, 1996...................................  11,435,813   $114,358    $162,642,865
Treasury shares purchased and retired (weighted average
 discount 11.42%)*..........................................    (284,700)    (2,847)     (3,311,913)
                                                              ----------   --------    ------------
Balance, October 31, 1997...................................  11,151,113    111,511     159,330,952
Treasury shares purchased and retired (weighted average
 discount 7.51%)*...........................................     (56,900)      (569)       (744,444)
                                                              ----------   --------    ------------
Balance, April 30, 1998.....................................  11,094,213   $110,942    $158,586,508
                                                              ==========   ========    ============

---------------------
* The Trustees have voted to retire the shares purchased.

6. FEDERAL INCOME TAX STATUS

At October 31, 1997, the Trust had a net capital loss carryover of approximately $8,048,000 to offset future capital gains to the extent provided by regulations, which will be available through October 31 of the following years:

               AMOUNT IN THOUSANDS
    -----------------------------------------
      2002       2003       2004       2005
    --------   --------   --------   --------
     $5,735     $1,012      $113      $1,188
     ======     ======      ====      ======

7. DIVIDENDS TO COMMON SHAREHOLDERS

On March 24, 1998, the Trust declared the following dividends from net investment income:

 AMOUNT        RECORD        PAYABLE
PER SHARE       DATE          DATE
---------   ------------  -------------
  $0.06     May 8, 1998   May 22, 1998
  $0.06     June 5, 1998  June 19, 1998

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                                                                FOR THE PERIOD
                                        FOR THE SIX               FOR THE YEAR ENDED OCTOBER 31**             SEPTEMBER 29, 1993*
                                        MONTHS ENDED      ------------------------------------------------          THROUGH
                                      APRIL 30, 1998**      1997        1996          1995          1994      OCTOBER 31, 1993**
-----------------------------------------------------------------------------------------------------------------------------------
                                        (unaudited)
PER SHARE OPERATING PERFORMANCE:
Net asset value beginning of
 period.............................       $ 13.90         $ 13.08      $12.70       $ 10.62        $13.96           $14.06
                                           -------         -------      ------       -------        ------           ------
Net investment income...............          0.46            0.91        0.89          0.88          0.95             0.03
Net realized and unrealized gain
 (loss).............................          0.12            0.74        0.26          2.07         (3.25)           (0.10)
                                           -------         -------      ------       -------        ------           ------
Total from investment operations....          0.58            1.65        1.15          2.95         (2.30)           (0.07)
                                           -------         -------      ------       -------        ------           ------
Less dividends from:
   Net investment income............         (0.36)          (0.69)      (0.69)        (0.74)        (0.74)              --
   Common share equivalent of
    dividends paid to preferred
    shareholders....................         (0.09)          (0.17)      (0.16)        (0.17)        (0.18)              --
                                           -------         -------      ------       -------        ------           ------
Total dividends.....................         (0.45)          (0.86)      (0.85)        (0.91)        (0.92)              --
                                           -------         -------      ------       -------        ------           ------
Anti-dilutive effect of acquiring
 treasury shares....................            --            0.03        0.08          0.04          0.01               --
                                           -------         -------      ------       -------        ------           ------
Offering costs charged against
 capital............................            --              --          --            --         (0.13)           (0.03)
                                           -------         -------      ------       -------        ------           ------
Net asset value, end of period......       $ 14.03         $ 13.90      $13.08       $ 12.70        $10.62           $13.96
                                           =======         =======      ======       =======        ======           ======
Market value, end of period.........       $12.938         $12.688      $11.25       $10.875        $ 9.75           $15.00
                                           =======         =======      ======       =======        ======           ======
TOTAL INVESTMENT RETURN+............          4.77%(1)       19.60%      10.13%        19.73%       (30.89)%             --

RATIOS TO AVERAGE NET ASSETS OF
COMMON SHAREHOLDERS:

Total expenses......................          0.73%(2)        0.76%       0.78%(3)      0.84%(3)      0.93%            0.52%(2)
Net investment income before
 preferred stock dividends..........          6.40%(2)        6.82%       7.02%         7.57%         7.63%            2.32%(2)
Preferred stock dividends...........          1.20%(2)        1.26%       1.26%         1.48%         1.43%            N/A
Net investment income available to
 common shareholders................          5.20%(2)        5.56%       5.76%         6.09%         6.20%            2.32%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands..........................      $210,648        $209,990    $204,531      $206,614      $203,662         $176,317
Asset coverage on preferred shares
 at end of period...................           382%            382%        372%          376%          281%            N/A
Portfolio turnover rate.............             3%(1)           6%         --             1%           20%              --

---------------------
 *   Commencement of operations.
 ** The per share amounts were computed using an average number of shares outstanding during the period.
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1)  Not annualized.
(2)  Annualized.
(3)  Does not reflect the effect of expense offset 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES
-----------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS
-----------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT
-----------------------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS
-----------------------------------------------
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER
-----------------------------------------------
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048







The financial statements included herein have been taken from the records of the Trust without examination by the independent accountants and accordingly they do not express an opinion thereon.



INTERCAPITAL
CALIFORNIA
QUALITY
MUNICIPAL
SECURITIES


Semiannual Report
April 30, 1998